BMC Fund, Inc.
Form N-CSRS
Exhibit 12(a)(2)
Section 906 Certification

I, Boyd C. Wilson, Jr., Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 21, 2007

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Chief Financial Officer

BMC Fund, Inc.
Form N-CSRS
Exhibit 12(a)(2)
Section 906 Certification

I, Paul H. Broyhill, Chief Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSRS of BMC Fund, Inc. for the period ended April 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: June 21, 2007

/s/ Paul H. Broyhill
Paul H. Broyhill
Chief Executive Officer